EXHIBIT NO. 10.4

                         [FORM OF] CONVERTIBLE TERM NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THERE IS AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Subscription Amount: $[amount]                                Irvine, California
                                                                   Dated: [date]

      FOR VALUE RECEIVED, NUWAY MEDICAL, INC., a corporation organized under the laws of the state of Delaware ("Borrower"), promises to pay to the order of
"Investor", as that term is defined in the Convertible Loan Agreement by and between Borrower and Investor ("Convertible Loan Agreement") (hereafter, together with any subsequent holder hereof, called "Lender"), at its office at "Investor's Address", as that term is defined in the Convertible Loan Agreement, or at such other place as Lender may direct, the "Subscription Amount", noted above (the "Loan"), payable in full one year from the "Subscription Date", or at an earlier date as provided in Section 3.2 of the Convertible Loan Agreement (the "Maturity Date"). This Convertible Term Note is duly authorized issue of the Borrower (the "Issuer"), issued on [date] (the "Issuance Date"), and designated as its Convertible Term Note due one year from the Issuance Date (the "Note").

      Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder on the dates and at the rate or rates as set forth in the Convertible Loan Agreement.

      Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America, or in Common Stock of the Borrower as set forth below.

      Accrual of interest shall commence as of the Issuance Date. Interest shall be payable by the Issuer, at the Issuer's option, in cash or in that number of shares of Common stock of the Issuer (the "Common Stock") (at a price per share calculated pursuant to the conversion formula contained below), upon the earlier to occur of (i) upon conversion of this Note pursuant to the conversion features set forth below, or (ii) upon an Event of Default as defined below, and if an Event of Default occurs interest due hereunder shall be payable in cash or stock as set forth herein at the option of the Holder. Unless otherwise agreed in writing by both parties hereto, the interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Issuer regarding registration and transfers of the Note (the "Note Register"), provided, however, that the Issuer's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement and this Note.

The Note is subject to the following additional provisions:

      1. The Issuer shall be entitled to withhold from all payments of principal and/or interest of this Note any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

      2. This Note has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Note, the Issuer and any agent of the Issuer may treat the person in whose name this Note is duly registered on the Issuer's Note register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Agreement.

      3. The Holder or Issuer may, at its option, at any time up to and including [date], convert the principal amount of this Note or any portion thereof, and any accrued interest thereon, into [number] shares of fully paid and non assessable Common Stock of the Issuer ("Conversion Shares"). The right to convert the Note may be exercised by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the Holder or Issuer. Each business day on which a Notice of Conversion is telecopied in accordance with the provisions hereof shall be deemed a "Conversion Date". The Issuer will transmit the certificates representing Conversion Shares issuable upon such conversion of the Note (together with the certificates representing the Note not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within ten Business Days after the Conversion Date, provided, the Issuer has received the original Note being so converted from the Holder. If the Company has not received the original Note being converted within three Business Days after Conversion Date, then the Issuer shall transmit the certificates representing the Conversion Shares issuable upon such conversion of the Note (together with the certificates representing the Note not so converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within five business days after receipt of the original Notice of Conversion and original Note being converted. The Conversion of this note will require that the Issue amend its charter to increase the number of common shares authorized and therefore, the conversion will not be allowed prior to the Issuers completion of that process. Issuer shall promptly affect such amendments to its charter.

      4. The principal amount of this Note, and any accrued interest thereon, shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.

      5. The number of Conversion Shares shall be adjusted as follows:

            a. If the Issuer shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately reduced.

      6. No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Note at the place, time, and rate, and in the coin or currency herein prescribed.

      7. The Issuer hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      8. If one or more "Events of Default" shall occur, as that term is used in the Convertible Loan Agreement, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder's sole discretion, the Holder may consider this Note (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law (including but not limited to consequential damages if any). It is agreed that in the event of such action, such Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys. The parties acknowledge that a change in control of the Issuer shall not be deemed to be an Event of Default as set forth herein.

      9. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

      10. The Holder shall have the right, if applicable, to include all of the Conversion Shares underlying this Note (the "Registrable Securities") as part of any registration of securities filed by the Issuer (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-4 or S-8) and must be notified in writing of such filing as soon as reasonably practicable; PROVIDED, HOWEVER, that the Holder agrees it shall not have any piggy-back registration rights pursuant to this Note if the Conversion Shares underlying this Note may be sold in the United States pursuant to the provisions of Rule 144 without any restriction on resale. Holder shall have five business days after receipt of the aforementioned notice from the Issuer, to notify the Issuer in writing as to whether the Issuer is to include Holder or not include Holder as part of such registration; PROVIDED, HOWEVER, that if any registration pursuant to this paragraph shall be underwritten, in whole or in part, the Issuer may require that the Registrable Securities requested for inclusion pursuant to this paragraph be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. All registration expenses incurred by the Issuer in complying with the terms of this Note shall be paid by the Issuer, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the Holder.

      11. This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Issuer prior to the conversion into Common Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Note and conversion the Holder hereof shall be entitled to convert this Note, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.

      12. Except as expressly provided herein or as required by law, so long as this Note remains outstanding, the Issuer shall not, without the approval by vote or written consent by the Holder, take any action that would adversely affect the rights, preferences or privileges of this Note.

      IN WITNESS WHEREOF, the Issuer has caused this Convertible Term Note to be duly executed by an officer thereunto duly authorized.

NUWAY MEDICAL, INC.


By /s/ Dennis Calvert
   ---------------------
Name: Dennis Calvert, its President

NOTICE OF CONVERSION

      (To be Executed by the Registered Holder in order to Convert the Note)



      The undersigned hereby irrevocably elects to convert ___________ of the principal amount of the above Note into ___________ Shares of Common Stock of NuWay Medical, Inc. according to the conditions hereof, as of the date written below.

Date of Conversion:
                    ---------------------------------


Signature:
           ------------------------------------------

Name:
     ------------------------------------------------

Address:
        ---------------------------------------------




Date of Conversion:
                    ---------------------------------


Signature:
           ------------------------------------------

Name:
     ------------------------------------------------

Address:
        ---------------------------------------------